EXHIBIT 10.1

SECOND AMENDMENT TO MASTER LOAN AGREEMENT

THIS SECOND AMENDMENT TO MASTER LOAN AGREEMENT (this "Amendment") is made and entered into as of May 18, 2009 ("Amendment Effective Date"), by and among MATTERHORN FINANCIAL SERVICES LLC, a California limited liability company ("Borrower"), PERFORMANCE CAPITAL MANAGEMENT, LLC, a California corporation ("PCM"), VARDE INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("Lender").

RECITALS

WHEREAS, Borrower, PCM and Lender are parties to that certain Master Loan Agreement dated as of June 10, 2004, as amended (the "Loan Agreement").

WHEREAS, Borrower, PCM and Lender desire to amend certain terms of the Loan Agreement, in accordance with Section 10.5 thereof, as stated herein.

NOW THEREFORE, in consideration of the foregoing premises and the agreements hereinafter set forth, and for other good and valuable consideration, the receipt of which is hereby acknowledged, PCM, Borrower and Lender agree as follows:

1.      Definitions. Capitalized terms not otherwise defined herein have the respective meaning contained in the Loan Agreement.

2.      Amended Definition. Article I of the Loan Agreement is hereby amended by deleting in its entirety the definition of "Facility Termination Date" and replacing it with the following definition:

"Facility Termination Date" shall mean June 10, 2010, or any earlier termination of this Loan Agreement in accordance with its terms."

3.      Effective only Upon Full Execution and Delivery. This Amendment shall become effective as of the date first written above upon execution and delivery by all of the parties hereto, which delivery may be made by delivery of signatures via facsimile,

4.      Ratification; No other Amendments Intended. As amended hereby, the Loan Agreement and all of the Loan Documents are hereby ratified, approved, and confirmed in every respect, and shall remain in full force and effect. Except as expressly set forth herein, no other amendment to the Loan Agreement or the other Loan Documents is intended.

5.      Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

6.      Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

7.      Amendment as Loan Document. This Amendment is a "Loan Document" as that term is used in the Loan Agreement.

8.      Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of, Borrower, PCM and Lender, and their respective successors and assigns.

9.      Titles. Titles of the Sections of this Amendment are merely for convenience in reading and shall not be construed to alter, modify or interpret the meaning of the provisions under said titles.

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SECOND AMENDMENT TO MASTER LOAN AGREEMENT
[Signature Page]

The undersigned have executed this Second Amendment to Loan Agreement as of the date first above written.

LENDER:		BORROWER:
VARDE INVESTMENT PARTNERS, L.P.		MATTERHORN FINANCIAL SERVICES LLC
By Varde Investment Partners G.P., LLC, Its General Partner		By Performance Capital Management, LLC,
By Varde Partners, L.P., Its Managing Member		Its Sole Member
By Varde Partners, Inc., Its General Partner

		By:	/s/ David J. Caldwell C.O.O.
By:	/s/ Christopher N. Giles,		David Caldwell, Chief Operating Officer
Christopher N. Giles, Vice President

PCM:
PERFORMANCE CAPITAL MANAGEMENT, LLC

		By:	/s/ David J. Caldwell C.O.O.
David Caldwell, Chief Operating Officer

AGREEMENT OF GUARANTOR

The undersigned Guarantor hereby acknowledges the terms of the within Amendment and agrees to continue to be bound as a Guarantor under the Guaranty described in the Loan Agreement. The Guarantor agrees and acknowledges that Lender is relying on Guarantor's agreement to execute this Agreement and that Lender would not enter into the Amendment without Guarantor's agreement to be bound hereby.

GUARANTOR::
PERFORMANCE CAPITAL MANAGEMENT, LLC

By:	/s/ David J. Caldwell C.O.O.
David Caldwell, Chief Operating Officer